MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

Supplement dated November 4, 2024

to the Prospectus dated April 29, 2024, as supplemented

For all existing and prospective shareholders of the Matthews Asian Growth and Income Fund – Institutional Class (MICSX) and Investor Class (MACSX):

As previously announced, the Board of Trustees (the “Board”) of Matthews Asia Funds (the “Trust” or the “Funds”) has approved the tax-free reorganization (the “Reorganization”) of the Matthews Asian Growth and Income Fund, a series of the Trust (the “Target Fund”), into the Matthews Emerging Markets Equity Fund, a series of the Trust (the “Acquiring Fund”).

On October 31, 2024, the Board approved calling a special meeting of the shareholders of the Target Fund to consider and vote on the proposed Reorganization. That special meeting of shareholders is expected to occur in late January 2025. If the Target Fund’s shareholders approve the Reorganization at the special meeting, the Reorganization is expected to close in mid-February 2025. If shareholder approval is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

Effective on or about January 10, 2025, shares of the Target Fund will no longer be offered to new shareholders, and shareholders holding shares of any other series of the Trust will not be able to exchange their shares for shares of the Target Fund.

The Trust will send a combined proxy statement/prospectus to shareholders of the Target Fund with information about the Reorganization and the special meeting of shareholders when those materials become available.

If you do not want to participate in the Reorganization, you may redeem your shares of the Target Fund until the last business day before the closing of the Reorganization if it is approved by shareholders at the special meeting.

In connection with the Reorganization, a registration statement on Form N-14 has been filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be amended or withdrawn and the proxy statement/prospectus it contains will not be distributed to Target Fund shareholders until the registration statement is effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investors should carefully consider the investment objectives, risks, fees and expenses of the Funds.

Please retain this Supplement for future reference.

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